Exhibit 32

CERTIFICATION

I, Nazzareno E. Paciotti, Chief Executive Officer and Chief Financial Officer of GVI Security Solutions, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Company’s accompanying Quarterly Report on Form 10-QSB for the three months ended March 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nazzareno E. Paciotti
Nazzareno E. Paciotti Chief Executive Officer Chief Financial Officer Dated: May 23, 2005